Exhibit 99.1

Slide:    1

Polaris at a Glance

Key Facts

Manufacturer of high-performance motorized products

Strong distribution channel
- 1,600 dealers in North America
- 1,000 dealers Internationally

Productive non-union workforce
- 3,400 strong

Stakeholder focus
- Product innovation for customers
- Profit sharing for employees
- Dividends / growth for investors

2010 Sales by Product



Snowmobiles 10%
ATVs
Off-Road Vehicles (ORV) 69%
On-Road Vehicles 4%
Side-by-Sides
Parts Garments & Accessories 17%

Sales



+17% to 20%
$1,948
$1,566
$1,991
(Millions)
2008
2009
2010
2011 Guidance

2010 Sales by Geography



Canada 14%
United States 71%
International 15%

May 2011 2

Excellent Start to 2011

Powersports momentum continues

- Ranger & RZR performance is strong
- Snow share gains and orders point to significant sales and profit growth
- Victory global growth plans on track

Manufacturing realignment on plan

- Monterrey Ranger production began in early April; engine production to start this summer
- Snow & Motorcycle engines to remain at Osceola, WI plant
- Project costs and savings adhering to budget

Commodity costs rising, but manageable

- Operational excellence and LEAN initiatives will help offset increases
- Japanese supply chain challenges closely monitored, remain under control

Adjacency strategy gaining velocity

- Indian & GEM acquisitions
- Military and Bobcat will post significant year over year growth

International growth and expansion ongoing

- All regions generated revenue growth in Q1

Margin expansion accelerating

Expect Record Performance in 2011

May 2011 3

Slide:    4 Recent Polaris Performance Return on Invested Capital    FY Sales $101.0    $147.1    $1,566    $1,991    FY 2010   FY 2009   Solid Execution = Strong Performance    Total Return to InvestorsMay 6, 2009 to May 6, 2011         FY Net Income       FY 2010   FY 2009   +27%      +46% (Gp:) PII                  Peer Average  (ACAT, BC, DE, HOG, WGO, TTC)                   S&P 500 Average           May 2011

Slide:    5 Q1 2011 Sales and Net Income          Q1 Net Income ($ in millions)           Q1 Sales ($ in millions)      $19.8     $47.3     +139%     $361.7    $537.2    +49%      Q1 2011   Q1 2010   Q1 2011   Q1 2010   Record first quarter sales and net incomeRecord first quarter earnings per share of $1.34, up 127% over Q1 2010Gross margins improved 210 basis pointsIncluding $6.5 million of manufacturing realignment costs   Record First Quarter Sales, Net Income and EPS May 2011

Slide:    6         Total Company Sales (in millions)       Diluted EPS Full Year 2011 Guidance Other Placeholder:     6         $1,991    Up 17% to 20%$2,330 to $2,390           2010 Actual         2011 Guidance       $4.28     Up 29% to 33%       $5.53 to $5.68      2010 Actual         2011 Guidance       Retail sales growth continues to out distance the industryNet income dollars projected up 35% to 39%          Net income margin improvement acceleratingDiluted EPS expected to be up 29% to 33%        EPS expected in $5.53 to $5.68 range              2011 Sales & EPS Projections Raised May 2011

Slide:    7 Strategic Objectives        $1.99 Billion $3.0 Billion Grow Sales $3 Billion by 2014     7.4%      >8.0%     Expand net income margins>8% of sales by 2014     Clear, Consistent Strategy   7         2014 Goal           2010 Actual         2014 Goal           2010 Actual May 2011

Business Unit Summary

Off-Road Vehicles Division



Polaris Sales (in millions)


+35%
$1,376.4
+ Upper teens %
ATV
SXS
ATV
SXS
FY 2010
FY 2011 Guidance

- #1 in ORV - gained significant share in SxS and ATVs again
- New Ranger XP900 selling well
- Int'l sales increased 20% in Q1
- Q1 dealer inv down slightly

Snowmobile Division



Polaris Sales (in millions)


+5%
$188.9
Up about 30%
FY 2010
FY 2011 Guidance

- Polaris NA retail sales up 31%
- Clear #2 in market share
- Quality issues resolved
- Dealer inv down 41% - lowest since 1995
- Introduced 9 new MY '12 sleds

On-Road Vehicles Division: Victory/LEV



Polaris Sales (in millions)


+55%
$81.6
Over +50%
FY 2010
FY 2011 Guidance

- Q1 global Victory retail up
- Q1 dealer inv flat with 2010
- New High-Ball ships in Q2
- Net 10 new dealers in Q1

May 2011 8

Business Unit Summary

PG&A



Apparel
2%
Parts
54%
Accessories
44%

Polaris Sales (in millions)



+10%
$344.3
+ Low teens %
FY 2010
FY 2011
Guidance

Margins remain strong

Q1 Total inventory turns up 5%

Q1 accessory turns up 20%+

Q1 global sales up 14%

International



Polaris Sales (in millions)



+21%
$305.9
Up 15% to 20%
FY 2010
FY 2011
Guidance

Profitable global growth of 21%

Side-by-Side sales up over 50%

On-Road / Victory sales up 59%

Clear ORV market share leader in Europe

Adjacencies

Bobcat Strategic Alliance



Bobcat vehicle retail momentum increasing

Co-developed vehicle on-track to push further into work side-by-sides

Military



Shipped initial vehicles under $67M National Guard contract in Q1

Received 1st Air Guard order

Gaining traction in International markets

Received $5M order for Afghan National Security Forces – shipping in Q2

May 2011

9

Slide:    10 Product Innovation         370 experienced engineers $85 million R&D spend in 2010 Over 30 new models introduced in 20109 new snowmobiles models for MY 2012           Switchback Adventure 600 (Mar ‘11)      59%       60%       60%       69%       71%       Product Innovation Remains a Competitive Advantage          2006      2008      2009      2010      2007      % Contribution of New Vehicles to Past 3yr Sales 10        Recently Introduced New Products        Research and Development      Innovation Vitality Index     Victory High-Ball (Jan ‘11) May 2011

Acquisition – Indian Motorcycle Company

Indian Background

Storied history and distinguished heritage:

- First US motorcycle company, founded 1901
- Strong, recognizable American brand
- First major OEM owner in 70 years
- Distinct styling and appeal

Strategic Fit

With Victory and Indian, Polaris will:

- Appeal to 60% of Heavyweight buyers
- Build stronger, more profitable dealer network
- Create infrastructure economies of scale
- Develop new, iconic Indian products

Projected Indian Revenue Progression



Global Distribution Expansion
Heritage Bike Re-Launch
Product Improvement
~$11M
2010
2016

N.A. Heavyweight Motorcycle Segments



VICTORY
Weekend Riders 11%
Performance Enthusiasts 21%
Indian MOTORCYCLE
Everyday Riders 15%
Die Hards 39%
Show Offs 14%



Chief Classic



Chief Vintage

~ $4B Market

May 2011

11

Acquisition – Global Electric Motorcars (GEM)

GEM Overview

- Market leader in multi-purpose low-speed neighborhood electric vehicles
- 45,000 vehicles sold since 1998
- Established brand and dealer network:
  - 126 dealers, including 18 international
- 2010 Sales: ~$30 million



GEM e4



GEM eLXD

Strategic Fit

GEM provides Polaris with:

- Recognizable brand in growing on-road market
- Core competencies: business to business sales, make-to-order manufacturing, and mobile service
- Ability to leverage Polaris' global dealer footprint
- Established product line with flexibility to expand into new segments
- Acquisition will close in ~60 days (late-June)

Global Low Speed Vehicle Industry


People Movers 40%
Light-Duty Haulers 60%

$1.6B market with Estimated CAGR of ~9%

May 2011
12

Manufacturing Realignment





Monterrey building is complete on-time and on budget; 100% occupancy

Production of *RANGER* product began in April; shipments to begin in Q2

Osceola transition progressing

- Sold in-place stamping operations and outsourced seat manufacturing transitioning well
- Snowmobile & Motorcycle Engine production to remain at Osceola under Polaris

World Class Manufacturing Facility

May 2011 13

Slide:    14 Manufacturing Realignment Costs and savings projections unchanged Majority of costs incurred through 1st half of 2011Savings begin in 2H 2011     Manufacturing Realignment Remains on Plan         Cost Charged to P&L (in millions)       Aus/NZ 13%     Capital Expenditures (in millions)      Savings (in millions)         Anticipated annualized savings upon completion    2011 anticipated savings in 2nd half    $24 - $26           $12 - $14           $35       $30+      Estimated Total     FY 2011 Guidance         $23 - $25           FY 2012 Estimate    FY 2012 anticipated savings   Estimated Total Capital       FY 2011 Guidance         FY 2012 Estimate May 2011

Key Focus Areas

Relentless Execution

- Manufacturing realignment & LEAN initiatives
- Acquisition integration

Make Growth Happen

- Extend Powersports share gains with innovation and value
- Expand adjacency and international growth

Stay Aggressive

- Competition will increase, so must our focus & intensity
- Competitive innovation will improve with industry

Expect Global Economic Challenges

- Economic growth not assured…anywhere
- Currency and interest rate movement

Invest in Team / Talent

- Protect & expand the Best Team in Powersports
- Build capability and capacity

Expect Record Performance in 2011

May 2011 15

Slide:    16 Thank you Questions May 2011

Slide:    17 Appendices 2011 Full Year GuidanceRevenue & N.A. Retail Sales – Q1 2011  Gross Margin Percentage Trends – Q1 2011Balance Sheet and Liquidity Profile – Q1 2011Management TeamSafe Harbor Statement May 2011

Slide:    18 2011 Full Year Revised Guidance      Product Line Sales   - Off-Road Vehicles   - Snowmobiles   - On-Road Vehicles   - PG&A   - InternationalTotal Company SalesGross MarginsOperating expensesIncome TaxesNet IncomeEPS, DilutedShare Count           Upper teens %Up about 30%Up over 50%, againUp low teens %Up 15% to 20%Up 17% to 20% Up to 90 bpts improvement Down as a percent of sales34.0% to 34.5% of pretax income Up 35% to 39% $5.53 - $5.68 (+29% to +33%)Increase over 2010           METRIC    GUIDANCE May 2011

Slide:    19 Q1 2011 Revenue & N.A. Retail Sales Growth Remains Strong         Revenue (Million $)           Polaris N.A. Retail Sales (Units)      $361.7    $137.6    $3.4      $19.6     $14.9     $537.2    +13%      +12%      -4%       +25%      +49%      Q1 side-by-side Retail Sales and Revenue again up significantlyPolaris Revenue and N.A. Retail Sales continue to outperform industry  International, PGA, Bobcat & Military growth contributing significantly to revenue increase above N.A. retailOverall Dealer inventory at optimal level - down 7% May 2011

Slide:    20 Title: Gross Profit Margin Percentage Trends (Gp:) Improvement to gross profit margin % (Gp:) Impairment to gross profit margin % (Gp:) Neutral to gross profit margin % May 2011

Slide:    21 Balance Sheet and Liquidity Profile            Strong Financial Position May 2011

Slide:    22 Management       Scott Wine                             CEOJoined September, 2008      Bennett Morgan             President & COO23 years at Polaris               5 Years as COO          Michael Malone                  V.P. Finance & CFO26 years at Polaris                13 Years as CFO          RECENT EVENTS       New facility in Monterrey, Mexico expects to begin shipments to dealers in Q2 ‘11 Acquired Indian Motorcycle and Global Electric Motorcars (GEM)European Headquarters opened in Switzerland May 2011

Slide:    23 Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2011 sales, shipments, net income, cash flow, and manufacturing realignment transition costs and savings, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers.  Investors are also directed to consider other risks and uncertainties discussed in our 2009 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates.  The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. May 2011